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                                                                 EXHIBIT 10.17

              RESEARCH AGREEMENT BETWEEN UNIVERSITY OF WASHINGTON &
                          COLLATERAL THERAPEUTICS, INC.

This Agreement is by and between the University of Washington, a public institution of higher education with offices at Seattle, Washington 98195, hereinafter referred to as University, and Collateral Therapeutics, Inc. a for profit firm with offices at 9360 Towne Centre Drive, Suite 110, San Diego, CA 92121, hereinafter referred to as Sponsor:

Whereas, University has an active research program concerning *** ;

Whereas, Sponsor is also interested in that research and wishes to encourage and assist in supporting certain aspects of the research;

Whereas, University and Sponsor wish to combine their mutual interest in this research;

Therefore, University and Sponsor hereby agree to the terms stated below.

1. Scope of Work

The Scope of Work shall be as described in the research proposal entitled *** ***, hereinafter referred to as Proposal, by ***. The Proposal is incorporated by reference into this Agreement.

2. Best Efforts

As an independent agent, University will apply its best efforts to complete the research described in the Scope of Work statement. Commonly accepted professional standards of workmanship will be followed.

3. Key Personnel

The project director will be *** who may select and supervise other project staff as needed. No other person will be substituted for the project director except with Sponsor's approval. Sponsor may exercise Termination provision of this Agreement (see 17) if a satisfactory substitute is not identified.

4. Control of Research

Control of the research will rest entirely with University. However, it is agreed that University, through its project director, will maintain continuing communication with a designated liaison for the Sponsor. The frequency and nature of these communications will be mutually defined by University's project director and Sponsor's liaison person.

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5. Funding and Payment

Sponsor will provide funding in the amount of *** ***. Payment of *** ***. The *** of *** ***. Checks should be made payable to the University of Washington and sent to the Director, Grant and Contract Accounting, ND-22, University of Washington, Seattle, Washington 98195.

6. Project Period

The Agreement will be effective for twelve (12) months beginning May 1, 1997 and ending April 30, 1998. This period may be amended by mutual written agreement by authorized representatives of University and Sponsor.

7. Invention Rights

Title to any invention, whether or not patentable, derived from research under this Agreement will vest in University. Sponsor is hereby granted a royalty free license to use all such inventions within Sponsor's own organization, including subsidiaries if 50% or more owned. In the event that marketing such inventions is of interest to Sponsor, Sponsor is guaranteed a first right to negotiate for an exclusive commercial license based on financial terms and conditions to be negotiated. Consistent with University policy, its rights in such inventions may be assigned to the Washington Research Foundation or other agent for negotiation of an appropriate License Agreement.

8. Publication

University will be free to publish the results of research conducted under this Agreement within a reasonable time. Prior to submission for publication of a manuscript or outline/notes for a symposium, the University agrees to send the Sponsor a copy of the manuscript/outline to be submitted, and shall allow the Company forty-five (45) days from receipt to determine whether the manuscript/outline contains subject matter for which patent protection should be sought prior to publication or public disclosure. Should the Sponsor believe the subject matter of the manuscript contains a patentable invention to which it may have rights under this Agreement, the Sponsor shall have until the end of such 45-day period to notify the University that it wishes to either seek to obtain patent protection or that it wishes to keep the information non-public, and University agrees to provide reasonable cooperation to the Sponsor and to take no action inconsistent with the Sponsor's decision (including withholding publication for a reasonable period of time upon request in order to file for patent protection). In order to fully protect the rights of University and Sponsor, any contemplated publication containing details of an invention, whether or not patentable, will be withheld until a patent application is filed or other appropriate steps to protect commercial value have been completed.

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9. Hold Harmless

University and Sponsor each agree to indemnify and to hold harmless the other party from damage to persons or property resulting from any act or omission on the part of itself, its employees, its agents, or its officers.

10. Use of Names

University and Sponsor each agree that they will not use the name, trademark, or other identifier of the other for any advertising, promotion, or other commercially related purpose except with advance written approval.

11. Assignment

The sponsor shall have the right to assign or transfer any rights or obligations arising from this Agreement with the prior written notice to the University.

12. Disclaimer of Warranties

All information received from or technology developed with the University is experimental in nature and the University makes no express or implied warranties or representations with respect to its utility, safety, merchantability, or fitness for a particular purpose. All warranties, express or implied arising out of or in connection with the furnishing, performance, or use of any University technology are hereby disclaimed.

13. Applicable Law and Venue

This Agreement shall be governed by and enforced according to the laws of the State of Washington without giving effect to the conflict of laws provisions thereof. Exclusive jurisdiction and venue of any dispute under this Agreement shall lie with the United States District Court for the Western District of Washington (Seattle division) or the Superior Court of Washington for King or Thurston County.

14. Nonperformance

Nonperformance by the University shall not operate as a breach of the terms of this Agreement if due to strikes or other labor disputes or to prevention or prohibition by law, the loss or injury to products in transit, an Act of God, or war or other cause beyond the control of the University.

15. Severability

If any of the provisions of this Agreement shall be determined to be illegal or unenforceable by a court of competent jurisdiction, the other provision shall remain in full force and effect.

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16. Notices

Unless otherwise indicated elsewhere in this Agreement, all notices and communications in connection with this Agreement will be addressed to University/Sponsor officials who sign this Agreement.

17. Termination

Either University or Sponsor may terminate this Agreement by giving thirty (30) days written notice to the other. In the event of such termination. University will cease further obligation of project funds and will take all reasonable steps to cancel or otherwise reduce outstanding obligations. Sponsor will be obligated to pay actual costs and firm obligations as reduced by diligent efforts of University. In the event of a termination by the University, the Sponsor shall have the right to technology pursuant to Section 7 resulting from the research as defined in Section 1.

18. Amendments

Any amendment to this Agreement must be in writing and signed by authorized representatives of University and Sponsor. No waiver ot this Agreement shall be valid and enforceable unless in writing and signed bv the authorized representative for the party granting the waiver. The waiver by any party of a breach of any of the provisions of this Agreement shall not operate or be construed as a waiver of any subsequent breach by any party or a breach of the entire Agreement. The authorized representative for the University is the Director, Grant and Contract Services. Faculty members and other research personnel are not authorized to bind the University.

19. Entire Agreement

This Agreement expresses the entire agreement between the parties. All prior negotiations, understandings, promises and agreements, oral or written, are superseded hereby.

Agreement of University and Sponsor in the terms stated above is indicated by signatures affixed below.

For University:                           For Sponsor:


/s/ Donald W. Allen                       /s/ Jack W. Reich
--------------------------                ----------------------------
Signature                                 Signature

Donald W. Allen, Director                 Jack W. Reich, Ph.D.
Grant and Contract Services               President & CEO

Apr 21 1997                               April 15, 1997
--------------------------                ----------------------------
Date                                      Date

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                  RESEARCH BUDGET FOR UNIVERSITY OF WASHINGTON
                 (             ***             ) AND COLLATERAL
                               THERAPEUTICS, INC.


Research Grant

Personnel
               ***                                              ***
                  ***                                           ***
                                                               ----
                                                                ***

Services
      ***                                                       ***
      ***                                                       ***
                                                               ----
                                                                ***

Supplies
      ***                                                       ***
      ***                                                       ***
                                                               ----
                                                                ***

      ***                                                       ***
      ***                                                       ***
                                                               ----
Research Grant Total                                            ***


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                  RESEARCH PROPOSAL TO COLLATERAL THERAPEUTICS
                                 March 10, 1997

                                       ***
                           *** , Principal Investigator

Rationale
                               ***
                               ***
                               ***
                               ***
                               ***
                               ***
                               ***

Specific Aims

                               ***
                               ***
                               ***
                               ***
                               ***
                               ***
                               ***

Specific Aim 2. To determine the effects of *** into *** .

                               ***
                               ***
                               ***
                               ***
                               ***
                               ***

Specific Aim 3. To develop promoter constructs that prevent *** in *** .

                               ***
                               ***
                               ***

Time Table

                               ***
                               ***
                               ***
                               ***
                               ***

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                          FELLOWSHIP SUPPORT AGREEMENT

This agreement is between the University of Washington, a public institution of higher education, with an office in Seattle, Washington 98195, hereafter referred to as university, and Collateral Therapeutics, Inc., a for profit firm with offices at 9360 Towne Centre Drive, San Diego, CA 92121.

Collateral Therapeutics, Inc. is interested in supporting a research fellow in the laboratory of *** to further his work in the area of *** ***. The funds provided for in the attached budget are solely for the purpose of fellowship support in *** laboratory, under his direct supervision, for research in the general area of gene transfer and myocyte differentiation. There are no other specific restrictions on these funds.

Collateral Therapeutics, Inc. will provide funding in the amount of *** support of the research fellowship. A payment of $17,105 will be made upon initiation of this agreement on May 1, 1997 and a similar payment of *** will be due upon receipt of invoices from the University of Washington six months after initiation of this agreement.

The individual employed in this fellowship will be an employee of the University of Washington and will bear no responsibility to Collateral Therapeutics.

Agreement of University and Sponsor in the terms stated above is indicated by signatures affixed below.

For University:                            For Sponsor:


/s/ Donald W. Allen                        /s/ Jack W. Reich
----------------------------               ---------------------------
Signature                                  Signature

Donald W. Allen, Director                  Jack W. Reich, Ph.D.
Grant and Contract Services                President & CEO

Apr 30 1997                                April 17, 1997
----------------------------               ---------------------------
Date                                       Date


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            RESEARCH FELLOWSHIP FOR THE LAB OF
                 ***          AT UNIVERSITY OF WASHINGTON

Personnel
            ***                                                ***
                  ***                                          ***
                                                              ----
                                                               ***

Supplies                                                       ***

       ***                                                     ***
       ***                                                     ***
                                                              ----
Fellowship Total                                               ***


*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.